Registration Nos. 33-52154
                                                                       811-07168


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         Pre-Effective Amendment No. __                      [ ]


                         Post-Effective Amendment No. 12                     [X]
                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                                 Amendment No. 13                            [X]
                        (Check appropriate box or boxes.)
                       -----------------------------------


                                THE HENLOPEN FUND
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Longwood Corporate Center South, Suite 213
                    415 McFarlan Road
              Kennett Square, Pennsylvania                      19348
       ------------------------------------------             ----------
        (Address of Principal Executive Offices)              (ZIP Code)

                                 (610) 925-0400
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

          Michael L. Hershey                                   Copy to:
    Longwood Corporate Center South                        Richard L. Teigen
               Suite 213                                    Foley & Lardner
           415 McFarlan Road                           777 East Wisconsin Avenue
   Kennett Square, Pennsylvania 19348                 Milwaukee, Wisconsin 53202
---------------------------------------               --------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on October 31, 2003 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) (pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                               THE HENLOPEN FUND


                                   PROSPECTUS
                                OCTOBER 31, 2003


                               BOARD OF TRUSTEES

                               HOWARD E. COSGROVE
                          Chairman and Chief Executive
                              Officer of Conectiv
                                   (Retired)

                              ROBERT J. FAHEY, JR.
                         Senior Director of Real Estate
                               Investment Banking
                              Cushman & Wakefield
                             of Pennsylvania, Inc.

                               MICHAEL L. HERSHEY
                        President, Landis Associates LLC

                            STEPHEN L. HERSHEY, M.D.
                              Orthopaedic Surgeon

                                 JOHN H. REMER
                          Former Director of Teleflex
                                   (Retired)

                             A NO-LOAD MUTUAL FUND
                               SEEKING LONG-TERM
                              CAPITAL APPRECIATION


PROSPECTUS                                                    OCTOBER 31, 2003


                            (THE HENLOPEN FUND LOGO)

The Henlopen Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Henlopen Fund invests and the services it offers to shareholders.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE.ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE HENLOPEN FUND

Longwood Corporate Center South
Suite 213
415 McFarlan Road
Kennett Square, Pennsylvania 19348
(610) 925-0400
www.henlopenfund.com


                               TABLE OF CONTENTS

QUESTIONS EVERY INVESTOR SHOULD ASK
BEFORE INVESTING IN THE HENLOPEN FUND                                        2

FEES AND EXPENSES                                                            3

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS                                   4

MANAGEMENT OF THE FUND                                                       5

DETERMINING NET ASSET VALUE                                                  5

PURCHASING SHARES                                                            5

REDEEMING SHARES                                                             8

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          10

FINANCIAL HIGHLIGHTS                                                        11

SHARE PURCHASE APPLICATION                                                  13


QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE HENLOPEN FUND

1. WHAT IS THE FUND'S GOAL?

   The Henlopen Fund is a growth fund seeking long-term capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

   The Henlopen Fund mainly invests in common stocks of United States companies. The Fund invests in companies that are industry leaders and whose stock the Fund's investment adviser believes will appreciate significantly over a one to two year period. The Fund's investment adviser bases investment decisions on company specific factors not general economic conditions. The Fund follows no single investment selection criterion. It invests in companies of all sizes and in any industry. At any time the Fund may hold both "growth" stocks and "value" stocks.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

   The Fund mainly invests in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money.

   For this reason the Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement. Prospective investors who might need to redeem their shares in a hurry or who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follows provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to those of the Standard & Poor's Composite Index of 500 Stocks and the Lipper Growth Fund Index. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.


                                  TOTAL RETURN
                              (PER CALENDAR YEAR)

                         1993                    29.86%
                         1994                    -2.73%
                         1995                    38.03%
                         1996                    21.37%
                         1997                    22.61%
                         1998                    16.76%
                         1999                    62.13%
                         2000                   -18.55%
                         2001                     0.75%
                         2002                   -20.86%



Note: The Fund's 2003 year-to-date total return is 41.72% (January 1, 2003 through the quarter ending September 30, 2003).



       During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 43.50% (quarter ended December 31, 1999) and the lowest total return for a quarter was -20.39% (quarter ended December 31, 2000).



 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDING DECEMBER 31, 2002)       PAST YEAR     PAST 5 YEARS    PAST 10 YEARS
 ------------------------------------------       ---------     ------------    -------------
 The Henlopen Fund
    Return before taxes                            -20.86%         4.21%           12.30%
    Return after taxes on distributions(1)<F1>     -20.86%         3.32%            9.73%
    Return after taxes on distributions
      and sale of Fund shares(1)<F1>               -12.81%         3.14%            9.19%
 S&P 500(2)<F2>                                    -22.10%        -0.59%            9.34%
 Lipper Growth Fund Index(3)<F3>                   -24.20%        -2.28%            6.96%



(1)<F1> The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.

(2)<F2> The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices. The returns of the S&P 500 reflect no deduction for fees, expenses or taxes.
(3)<F3> The Lipper Growth Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective. The returns of the Lipper Growth Fund Index reflect no deduction for taxes.

FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                             None
   Maximum Deferred Sales Charge (Load)                              None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends
     and Distributions                                               None
   Redemption Fee                                                    1.00%*<F4>
   Exchange Fee                                                      None
   Maximum Account Fee                                               None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                   1.00%
   Distribution and/or Service (12b-1) Fees                          None
   Other Expenses                                                    0.58%
   Total Annual Fund Operating Expenses                              1.58%


*<F4> The redemption fee applies only to shares sold within 30 days of their purchase date. Additionally, a fee of $15.00 is charged for each wire redemption.

EXAMPLE

  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


            1 YEAR        3 YEARS        5 YEARS        10 YEARS
            ------        -------        -------        --------
             $161           $499           $860          $1,878


INVESTMENT OBJECTIVE,
STRATEGIES AND RISKS

  The Fund's investment objective is long-term capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money.

  The Fund mainly invests in common stocks of U.S. companies. The Fund may invest 100% of its assets in such companies. Except for temporary defensive positions, the Fund will invest at least 70% of its assets in common stocks of U.S. companies. When the Fund's portfolio manager selects stocks for the Fund, he follows these principles:

   1. Makes investment decisions based on company specific factors (like new products or changes in management) not general economic conditions (like interest rate changes or general stock market trends). He's a "stock picker" not a "market timer."

   2. Looks for companies whose stock may appreciate significantly over a one to two year period and who are leaders in their industries. He's neither an active trader nor a "buy and hold" investor.

   3. Considers companies of all sizes and industries and will invest in both "growth" stocks and "value" stocks. While he does not fit in any one "style" box, most of the Fund's investments will be in "growth" stocks.

   4. Avoids stocks that have high price/earning ratios or have had a significant increase in price over a short period of time.

   5. Diversifies investments. The Fund will normally own stocks of companies operating in a number of industries. Initial investments in a stock rarely exceed 2% of the Fund's assets.

  Investing in common stock involves risks. The common stocks in which the Fund invests may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The following are some of the main reasons why common stocks purchased by the Fund might decline in value.

   1. The Fund's portfolio manager is wrong in his assessment of a company's prospects.

   2. The Fund's portfolio manager is correct in his assessment of a company's prospects but the company is out-of-favor with other investors.

   3. Investors shift their assets from common stocks in general to other assets such as debt securities or money market instruments.

  The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.
When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

  Although the Fund does not intend to engage in frequent short-term trading, in most years its annual portfolio turnover rate has exceeded 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduce total return. Higher portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

MANAGEMENT OF THE FUND

  Landis Associates LLC (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                        LONGWOOD CORPORATE CENTER SOUTH
                                   SUITE 213
                               415 MCFARLAN ROAD
                           KENNETT SQUARE, PA  19348


  The Adviser (including its predecessor) has been in business since 1986 and has been the Fund's only investment adviser. At September 30, 2003 the Adviser managed approximately $135 million in assets. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser an annual investment advisory fee equal to 1.0% of its average net assets.


  Michael L. Hershey is primarily responsible for the day-to-day management of the Fund's portfolio and has been so since the Fund commenced operations on December 2, 1992. He is the Fund's portfolio manager. Mr. Hershey has been President of the Adviser and its predecessor since he founded the Adviser's predecessor in 1986.

DETERMINING NET ASSET VALUE

  The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives PRIOR TO the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

  The Fund's net asset value can be found daily in the mutual fund listings of many major newspapers under the heading "Henlopen Fd". The Fund's NASDAQ symbol is "HENLX."

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

  1.  Read this Prospectus carefully

  2. Determine how much you want to invest keeping in mind the following minimums:

      A.  NEW ACCOUNTS
          O  Individual Retirement
               Accounts                               $2,000
          O  Coverdell Education
               Savings Account                        $  500
          O  401(k) plans                               None
          O  All other accounts                       $2,000

      B.  EXISTING ACCOUNTS
          O  Dividend reinvestment                      None
          O  401(k) plans                               None
          O  Telephone purchases                      $  100
          O  Automatic Investment
               Plan                                   $  100
          O  Individual Retirement
               Accounts                               $  500
          O  Coverdell Education
               Savings Account                        $  500
          O  All other accounts                       $  500

  3. Complete the share purchase application included in the Prospectus, carefully following the instructions. (The Fund has additional share purchase applications if you need them.) If you have any questions, please call 1-866-880-0032 for assistance.

  4. Make your check payable to "The Henlopen Fund." All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks.
      U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

  5.  Send the application and check to:

      FOR FIRST CLASS MAIL
          The Henlopen Fund
          c/o U.S. Bancorp
          Fund Services, LLC
          P.O. Box 701
          Milwaukee, WI  53201-0701

      FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
          The Henlopen Fund
          c/o U.S. Bancorp
          Fund Services, LLC
          615 East Michigan Street, 3rd Floor
          Milwaukee, WI  53202-5207

      PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

  6. If you wish to open an account by wire, please call 1-866-880-0032 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Funds should be wired to:

          U.S. Bank, N.A.
          777 East Wisconsin Avenue
          Milwaukee, WI  53202
          ABA #042000013

          Credit:
          U.S. Bancorp Fund Services, LLC
          Account #112-952-137

          Further Credit:
          The Henlopen Fund
          (shareholder registration)
          (shareholder account number)

      You should then send a properly signed share purchase application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

  7. If you wish to add to your account by telephone, you must complete the appropriate section of the purchase application. You may make telephone purchases by calling 1-866-880-0032. The Fund will process telephone purchases at the net asset value determined after its receipt of the purchase amount via electronic funds transfer.

PURCHASING SHARES FROM BROKER-DEALERS,
FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

  The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

   O Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

   O Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

   O Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   O Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


   O Be authorized to accept purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES
OF THE FUND

  The Fund may reject any share purchase applications for any reason. The Fund will not accept purchase orders made by telephone unless an investor has elected the telephone purchase option or the purchase order is from a Servicing Agent which has an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States.

  The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

  The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following plans:

   O  Traditional IRA

   O  Roth IRA

   O  Coverdell Education Savings Account

  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at1-866-880-0032. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through these plans.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing

       O   account number(s)

       O   the amount of money or number of shares being redeemed

       O   the names on the account

       O   daytime phone number

       O additional information that the Fund may require for redemptions by corporations,executors, administrators trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-866-880-0032 if you have questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       O The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       O The redemption proceeds are to be sent to an address other than the address of record

       O The redemption request is made within 30 days after an address change

       A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   4.  Send the letter of instruction to:

       FOR FIRST CLASS MAIL
           The Henlopen Fund
           c/o U.S. Bancorp
           Fund Services, LLC
           P.O. Box 701
           Milwaukee, WI  53201-0701

       FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
           The Henlopen Fund
           c/o U.S. Bancorp
           Fund Services, LLC
           615 East Michigan Street, 3rd Floor
           Milwaukee, WI  53202-5207

       PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY
TELEPHONE

   1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the share purchase application. Shares held in IRA's cannot be redeemed by telephone.

   2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

   3. Call U.S. Bancorp Fund Services, LLC at 1-866-880-0032 or 1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

   O U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

   O U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.


  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


  For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request. U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Fund, shareholders should consider the following:

   O   The redemption may result in a taxable gain.

   O Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

   O The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

   O If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o The Fund imposes a 1.0% redemption fee on the value of shares redeemed less than 30 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or through the systematic withdrawal plan. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

   O U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   O The Fund requires that signature guarantees accompany all written redemption requests received within 30 days after an address change. U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

   O The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the Fund and U.S. Bancorp Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner set forth above.

DIVIDENDS, DISTRIBUTIONS AND
TAXES

  Annually the Fund distributes substantially all of its net investment income and capital gains. The Fund will automatically reinvest on behalf of shareholders all dividends and distributions in additional shares of the Fund unless the shareholder has elected to receive dividends and distributions in cash. Shareholders may make this election on the share purchase application or by writing to U.S. Bancorp Fund Services, LLC.


  The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions generally will consist primarily of long-term capital gains.


FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.


                                                                            FOR THE YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------------------
                                                          2003           2002           2001           2000           1999
                                                         ------         ------         ------         ------         ------
Net Asset Value, Beginning of Year                       $16.79         $19.15         $28.39         $19.84         $17.04
Income from investment operations:
Net Investment Loss(a)<F5>                                (0.16)         (0.18)         (0.16)         (0.25)         (0.11)
Net Realized and Unrealized
  Gains (Losses) on Investments                            1.50          (2.14)         (7.85)         10.18           2.91
                                                         ------         ------         ------         ------         ------
Total from Investment Operations                           1.34          (2.32)         (8.01)          9.93           2.80
Less Distributions:
Dividend from net investment income                          --             --             --             --             --
Distributions from net realized gains                        --          (0.04)         (1.23)         (1.38)            --
                                                         ------         ------         ------         ------         ------
Total from Distributions                                     --          (0.04)         (1.23)         (1.38)            --
                                                         ------         ------         ------         ------         ------
Net Asset Value, End of Year                             $18.13         $16.79         $19.15         $28.39         $19.84
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                   7.98%       (12.11)%       (27.96)%         53.71%         16.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                      $77,957        $95,317       $150,872       $240,106        $63,009
Ratio of Expenses to Average Net Assets                   1.58%          1.39%          1.28%          1.37%          1.46%
Ratio of Net Investment Loss
  to Average Net Assets                                 (1.04)%        (0.98)%        (0.74)%        (0.97)%        (0.63)%
Portfolio Turnover Rate                                  90.06%        132.21%        287.66%        156.85%        162.11%



(a)<F5> Net investment loss per share is calculated using average shares outstanding.


                           NOT PART OF THE PROSPECTUS

                               THE HENLOPEN FUND
                                 PRIVACY POLICY

The Henlopen Fund recognizes that its shareholders have an expectation that The Henlopen Fund and its affiliates will maintain the confidentiality of shareholder's nonpublic personal information. As a result, The Henlopen Fund has adopted this Privacy Policy concerning information that you provide and information that is obtained in servicing your account.

We collect the following nonpublic personal information about you:

   o Information we receive from you on or in applications or other forms, correspondence or conversations.

   o   Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic information would be shared with nonaffiliated third parties.

  To learn more about The Henlopen Fund you may want to read The Henlopen
Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Henlopen Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about The Henlopen Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of The Henlopen Fund during its last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-866-880-0032.

  Prospective investors and shareholders who have questions about The Henlopen Fund may also call the following number or write to the following address.

   THE HENLOPEN FUND
   LONGWOOD CORPORATE CENTER SOUTH
   SUITE 213
   415 MCFARLAN ROAD
   KENNETT SQUARE, PA  19348
   1-866-880-0032
   WWW.HENLOPENFUND.COM

  The general public can review and copy information about The Henlopen Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about The Henlopen Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov. and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:


  PUBLIC REFERENCE SECTION
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549-0102


  Please refer to The Henlopen Fund's Investment Company Act File No., 811-07168, when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             October 31, 2003
-----------------------------------



                                THE HENLOPEN FUND
                         Longwood Corporate Center South
                                    Suite 213
                                415 McFarlan Road
                       Kennett Square, Pennsylvania 19348



     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of The Henlopen Fund dated October 31, 2003. Requests for copies of the Prospectus should be made in writing to The Henlopen Fund, Longwood Corporate Center South, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, Attention: Corporate Secretary or by calling
(610) 925-0400.

     The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2003, of The Henlopen Fund (File No. 811-7168) as filed with the Securities and Exchange Commission on August 19, 2003:

     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Independent Auditors


Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-866-880-0032.

                                THE HENLOPEN FUND

                                Table of Contents

                                                                        Page No.


FUND HISTORY AND CLASSIFICATION............................................  1

INVESTMENT RESTRICTIONS....................................................  1

INVESTMENT CONSIDERATIONS..................................................  2

TRUSTEES AND OFFICERS OF THE FUND..........................................  4

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS.........................  7


INVESTMENT ADVISER AND ADMINISTRATOR.......................................  8


DETERMINATION OF NET ASSET VALUE........................................... 10

PURCHASE OF SHARES......................................................... 11

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES.......................... 11

RETIREMENT PLANS........................................................... 12

REDEMPTION OF SHARES....................................................... 13

SYSTEMATIC WITHDRAWAL PLAN................................................. 14

ALLOCATION OF PORTFOLIO BROKERAGE.......................................... 15

PERFORMANCE INFORMATION.................................................... 16

CUSTODIAN.................................................................. 19

TAXES...................................................................... 19

SHAREHOLDER MEETINGS....................................................... 20

CAPITAL STRUCTURE.......................................................... 21


INDEPENDENT AUDITORS....................................................... 22


DESCRIPTION OF SECURITIES RATINGS.......................................... 22


     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 2003, and, if given or made, such information or representations may not be relied upon as having been authorized by The Henlopen Fund.


     This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

     The Henlopen Fund (the "Fund") was organized as a business trust under the laws of Delaware on September 17, 1992. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets.

     2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund's net assets. The Fund will not purchase securities while it has any outstanding borrowings.

     3. The Fund will not lend money, except by purchasing publicly distributed debt securities or entering into repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund's total assets. The Fund will not lend its portfolio securities.

     4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

     5. The Fund will not make investments for the purpose of exercising control or management of any company.

     6. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

     7. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

     8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

     9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

     10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

     11. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

     12. The Fund will not purchase or sell real estate or real estate mortgage loans.

     13. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

     The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental investment restrictions will be deemed to have occurred.

                            INVESTMENT CONSIDERATIONS

     The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

     The Fund invests mainly in common stocks of U.S. companies. However when the Fund's investment adviser, Landis Associates LLC (the "Adviser") believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

     The Fund may invest in securities of foreign issuers or in American Depository Receipts of such issuers, but will limit its investments in such securities to 10% of its net assets. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

     The money market instruments in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

     Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the

Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

     The percentage limitations set forth in this section are not fundamental policies and may be changed without shareholder approval.

                        TRUSTEES AND OFFICERS OF THE FUND


     As a Delaware business trust, the business and affairs of the Fund are managed by its officers under the direction of its trustees. (The Fund is the only mutual fund in a "fund complex", as such term is defined in the Investment Company Act of 1940.) The name, age, address, principal occupations during the past five years and other information with respect to each of the trustees and officers of the Fund are as follows:





--------------------------------------------------------------------------------------------------------------------------
                                                                                               Numbers of
                                                                                               Portfolios
                                               Term of                                         in the Fund       Other
                             Position(s)     Office and                                          Complex     Directorships
                                Held          Length of         Principal Occupation(s)         Overseen        Held by
 Name, Address and Age        with Fund      Time Served          during Past 5 Years          by Trustee       Trustee
--------------------------------------------------------------------------------------------------------------------------
"Disinterested Persons" of the Fund

Howard E. Cosgrove           Trustee       Indefinite,       Retired; prior to August 1,            1             None
c/o Conectiv, Inc.                         Trustee since     2000 Chairman and Chief
800 King Street                            2002              Executive Officer of Conectiv,
 Wilmington, DE  19899                                       Inc., a regulated power
Age: 60                                                      delivery and electric product/
                                                             energy merchant company
--------------------------------------------------------------------------------------------------------------------------
Robert J. Fahey, Jr.         Trustee       Indefinite,       Senior Director of Real Estate         1             None
1717 Arch Street                           Trustee since     Investment Banking for the
30th Floor                                 1992              Financial Services Group of
Philadelphia, PA  19103                                      Cushman & Wakefield, a
Age: 45                                                      commercial real estate firm
--------------------------------------------------------------------------------------------------------------------------
John H. Remer                Trustee       Indefinite,       Retired                                1             None
c/o Landis Associates LLC                  Trustee since
Longwood Corporate Center                  2002
South, Suite 213
415 McFarlan Road
Kennett Square, PA 19348
Age: 78
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Numbers of
                                                                                               Portfolios
                                               Term of                                         in the Fund       Other
                             Position(s)     Office and                                          Complex     Directorships
                                Held          Length of         Principal Occupation(s)         Overseen        Held by
 Name, Address and Age        with Fund      Time Served          during Past 5 Years          by Trustee       Trustee
--------------------------------------------------------------------------------------------------------------------------
"Interested Persons" of the Fund


Michael L. Hershey*          Trustee       Indefinite,       Chairman, President, Treasurer         1             None
Longwood Corporate Center                  Trustee since     and Secretary of Landis
South, Suite 213                           1992              Associates LLC
415 McFarlan Road
Kennett Square, PA 19348     President     One year term,
Age: 64                                    President since
                                           1992
--------------------------------------------------------------------------------------------------------------------------
Stephen L. Hershey, M.D.*    Trustee       Indefinite,       Orthopaedic surgeon                    1             None
4745 Stanton-Ogleton Road                  Trustee since
Suite 225                                  1992
Newark, DE 19713
Age: 62
--------------------------------------------------------------------------------------------------------------------------
Bruce V. Vogenitz, C.F.A.*   Vice          One year term,    Vice President of Landis               1             None
Longwood Corporate Center    President     Vice President    Associates LLC since 1998
South, Suite 213             and           and Secretary
415 McFarlan Road            Secretary     since 1998
Kennett Square, PA 19348
Age: 38
--------------------------------------------------------------------------------------------------------------------------
Camille F. Wildes*           Vice          One year term,    Vice President of Fiduciary            1             None
c/o Fiduciary Management,    President/    Vice President/   Management, Inc.
 Inc.                        Compliance    Compliance
225 East Mason Street        Officer and   Officer since
Milwaukee, WI 53202          Treasurer     1994 and
Age: 51                                    Treasurer since
                                           2001
------------------
*    Messrs. Michael L. Hershey and Vogenitz are "interested persons" of the Fund because they are officers of the Fund and the Adviser. Dr. Stephen L. Hershey is an "interested person" of the Fund because he is the brother of Mr.
     Michael L. Hershey. (Dr. Hershey resigned as a trustee effective June 30, 2002 in order for the Fund to comply with certain Securities and Exchange Commission regulations requiring the Fund to have a majority of its trustees consist of persons who are not "interested persons" of the Fund. He was subsequently reelected to the Board of Trustees on
     October 15, 2002.) Ms. Wildes is an "interested person" of the Fund because she is an officer of the Fund.

     The Fund's Board of Trustees has an Audit Committee whose members are Messrs. Cosgrove, Fahey and Remer. The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent accountants to be retained to perform the annual audit, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's accountants and financial records. The Audit Committee met once during the Fund's fiscal year ended June 30, 2003.


     The Fund's Board of Trustees has no other committees.


The Fund's standard method of compensating trustees is to pay each trustee who is not an officer of the Fund a fee of $1,500 for each meeting of the trustees attended, and each member of the audit committee $1,000 for each meeting of the audit committee attended. The Fund also may reimburse its trustees for travel expenses incurred in order to attend meetings of the trustees. During the fiscal year ended June 30, 2003, the Fund paid a total of $21,000 in fees to trustees who were not officers of the Fund. The table below sets forth the compensation paid by the Fund to each of the current trustees of the Fund during the fiscal year ended June 30, 2003:


                               COMPENSATION TABLE


                                                                                       Total
                          Aggregate     Pension or Retirement   Estimated Annual    Compensation
                         Compensation    Benefits Accrued As      Benefits Upon    from Fund Paid
   Name of Person         from Fund     Part of Fund Expenses      Retirement       to Trustees
   --------------        ------------   ---------------------   ----------------   --------------

"Disinterested Persons" of the Fund

Howard E. Cosgrove*          $4,500              $0                   $0              $4,500

Robert J. Fahey, Jr.         $5,000              $0                   $0              $5,000

John A. Krol*                $2,000              $0                   $0              $2,000

John H. Remer*               $5,500              $0                   $0              $5,500


"Interested Persons" of the Fund

Michael L. Hershey               $0              $0                   $0                  $0

Stephen L. Hershey, M.D.     $4,000              $0                   $0              $4,000

---------------------

*    Mr. Cosgrove was elected to the Board of Trustees on October 22, 2002. Mr. Krol resigned as a trustee on October 22, 2002. Mr. Remer was elected to the Board of Trustees on October 15,
     2002.


     The Fund and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.


     The Fund votes proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (i.e. it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Board of Trustees and offer the Board of Trustees the opportunity to instruct the Adviser in voting the securities.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


     Set forth below are the names and addresses of all holders of the Fund's shares who as of September 30, 2003 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Fund as a group.


Name and Address of Beneficial Owner      Number of Shares      Percent of Class
------------------------------------      ----------------      ----------------


Charles Schwab & Co. Inc.                   2,396,176(1)              51.35%
Special Custody Account
  FBO Customers
101 Montgomery Street
San Francisco, CA  94104`

National Financial Services Corp.             903,069(1)              19.35%
200 Liberty Street
1 World Financial Ctr. NYSD
New York, NY  10281

Officers and Trustees as                       93,895                  2.01%
a Group (7 persons)

-------------------
(1) The shares owned by Charles Schwab & Co. Inc. and National Financial Services Corp. were owned of record only.

     The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each trustee as of December 31, 2002.

                                                  Dollar Range of Equity
     Name of Trustee                              Securities in the Fund
     ---------------                              ----------------------

     "Disinterested Persons" of the Fund

     Howard E. Cosgrove                           Over $100,000
     Robert J. Fahey, Jr.                         Over $100,000
     John H. Remer                                $10,001 - $50,000

     "Interested Persons" of the Fund

     Michael L. Hershey                           Over $100,000
     Stephen L. Hershey, M.D.                     Over $100,000

                      INVESTMENT ADVISER AND ADMINISTRATOR

Investment Adviser

     The investment adviser to the Fund is Landis Associates LLC (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement") the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser is controlled by Michael L. Hershey. Mr. Hershey is the Chairman, President, Treasurer and Secretary of Landis Associates LLC and is the trustee of the Michael L. Hershey Revocable Trust U/A/D/5-7-98 which owns 90% of the outstanding membership interests of Landis Associates LLC. Mr. Hershey is also President and a trustee of the Fund.


     Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, and pays the salaries and fees of all officers and directors of the Fund (except the fees paid to directors who are not officers of the Fund) and bears all sales and promotional expenses of the Fund, including the printing and distribution cost of prospectuses mailed to persons other than existing shareholders. For the foregoing, the Adviser receives a monthly fee of 1/12 of 1% (1.0% per annum) of the daily net assets of the Fund.

     The Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund also pays the fees of trustees who are not officers of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

     The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale. As of the date of this Statement of Additional Information the shares of the Fund are not qualified for sale in any state that imposes an expense limitation. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.


     In addition to any reimbursement required under the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily undertaken to reimburse the Fund for expenses in excess of 2.0% of average net assets. Such voluntary reimbursements to the Fund may be modified or discontinued at any time by the Adviser.


     For services provided by the Adviser under the Advisory Agreement for the fiscal years ended June 30, 2003, 2002 and 2001, the Fund paid the Adviser $746,726, $1,261,932 and $1,942,219, respectively. No reimbursements were made during the fiscal years ended June 30, 2003, 2002 and 20010.


     The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually, by (i) the trustees of the Fund, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the trustees of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the trustees of the Fund or by vote of a majority of the Fund's shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

     In approving the Advisory Agreement, the Board of Trustees considered a number of factors, including, but not limited to, the following:

     o    the nature and quality of the services offered by the Adviser;

     o    the reasonableness of the compensation payable to the Adviser;

     o the Adviser's investment management capabilities, methodologies and performance;

     o    the Fund's expense ratio.

     Based upon its review the Board of Trustees concluded that the Adviser's investment methodologies fit the Fund's investment policies, and that the Adviser had the capabilities, resources and personnel to manage the Fund effectively. Further, the Board concluded that based on the services the Adviser is required to render under the Advisory Agreement, the compensation to be paid to the Adviser was fair and reasonable. Thus, the Board of Trustees concluded that it would be in the best interest of the Fund to continue the Advisory Agreement.


     The benefits derived by the Adviser from soft dollar arrangements are descirbed under the caption "ALLOCATION OF PORTFOLIO BROKERAGE." None of the directors who are "Disinterested Persons" of the Fund, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.


Administrator


     The administrator to the Fund is Fiduciary Management, Inc. (the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. Under the administration agreement entered into between the Fund and the Administrator (the "Administration Agreement"), the Administrator prepares and maintains the books, accounts and other documents required by the Investment Company Act of 1940, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares certain reports and filings with the Securities and Exchange Commission and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a monthly fee of 1/12 of 0.2% (0.2% per annum) of the first $30,000,000 of the Fund's average daily net assets, 1/12 of 0.1% (0.1% per annum) of the next $30,000,000 of the Fund's average daily net assets and 1/12 of 0.05% (0.05% per annum) of the average daily net assets of the Fund in excess of $60,000,000, subject to a fiscal year minimum of $20,000. In addition, the Administrator also charges varying fees for blue sky filing services. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Fund upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Fund. For the fiscal years ended June 30, 2003, 2002 and 2001, the Fund paid the Administrator $103,983, $129,946 and $118,998, respectively, pursuant to the Administration Agreement.


     The Advisory Agreement and the Administration Agreement provide that the Adviser and Administrator, as the case may be, shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value (or price) per share of the Fund is determined by dividing the total value of the Fund's investments and other assets less any liabilities, by its number of outstanding shares. The net asset value of the Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.


     Securities traded on any national securities exchange will be valued at the last sale price on the date of valuation, and securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price on the date of valuation. In the absence of any sale on that date, the most recent bid price is used. Other securities will be valued at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair market value as determined in good faith by the trustees.


                               PURCHASE OF SHARES

     The Fund had adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

     The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund ("Shares") on a regular, convenient basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account either monthly or quarterly and applies the amount to the purchase of Shares. A shareholder may make automatic withdrawals on any day he or she chooses. If such day is a weekend or holiday, the automatic withdrawal will be made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Fund for participating in the Automatic Investment Plan. A $25 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the share purchase application.

     The Fund also offers a telephone purchase option pursuant to which money will be moved from a shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at ACH member financial institutions can be used for telephone transactions. To have Shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within 1 business day. The minimum amount that can be transferred by telephone is $100.

                                RETIREMENT PLANS

     The Fund offers the following retirement plans that may be funded with purchases of shares and may allow investors to shelter some of their income from taxes.

Individual Retirement Accounts and Coverdell Education Savings Account

     Individual shareholders may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund currently offers two types of IRAs and a Coverdell Education Savings Account that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     Roth IRA. In a Roth IRA (sometimes known as American Dream IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $3,000 for 2003 and 2004, $4,000 for 2005 through 2007, and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of up to $500 in 2003 through 2005, and $1,000 beginning in 2006. In no event, however, may the total contribution made to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


     Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18, or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings Account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.

     Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Retirement Plan Fees


     U.S. Bank, N.A. serves as custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. U. S. Bank's fee schedule may be changed upon written notice.


     Requests for information and forms concerning the retirement plans should be directed to the Fund. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax advisor regarding the retirement plans is recommended.

                              REDEMPTION OF SHARES

     The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and

Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

     The Fund imposes a 1.00% redemption fee on the value of shares redeemed less than 30 days after the date of purchase. The redemption fee will not apply to shares purchased through reinvested dividends (dividends and capital gains), shares held in retirement plans and shares redeemed through the Systematic Withdrawal Plan. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

     In calculating whether a redemption of Fund shares is subject to a redemption fee, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current net asset value of the shares as of the redemption date.

                           SYSTEMATIC WITHDRAWAL PLAN

     A shareholder who owns Fund shares worth at least $50,000 at the current net asset value may, by completing either the appropriate portion of the share purchase application included in the Prospectus or an application which may be obtained from U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits Fund shares with the Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account.

     The minimum amount of a withdrawal payment is $500. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. The shareholder may elect to have payments automatically deposited to his or her checking or savings account via wire or Electronic Funds Transfer. U.S. Bancorp Fund Services, LLC currently charges a $15.00 fee for each payment of redemption proceeds made by wire. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

     Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

     The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying

U.S. Bancorp Fund Services, LLC in writing prior to the fifteenth day of the month preceding the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE


     Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's trustees. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.



     In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended June 30, 2003, 2002 and 2001 totaled $417,932 on total transactions of $132,862,159,
$433,864 on total transactions of $199,063,036 and $926,678 on totoal transactions of $689,940,454, respectively. During the fiscal year ended June 30, 2003, the Fund paid commissions of $344,462 on transactions of $116,721,729 to brokers who provided research services to the Adviser.

                             PERFORMANCE INFORMATION

     The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Fund for the stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects the Fund's total return since inception.

     Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during such period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

     The foregoing computation may also be expressed by the following formula:


                        P(1+T)  = ERV

     P    =  a hypothetical initial investment of $1,000

     T    =  average annual total return

     n    =  number of years

     ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods.


     The Fund's average annual compounded rates of return for each of the one year period ended June 30, 2003, the five year period ended June 30, 2003, the ten year period ended June 30, 2003 and for the period from December 2, 1992 (commencement of operations) through June 30, 2003 were -7.86%, 4.09%, 12,20% and 13.04%, respectively.

     The results below show the value of an assumed initial investment in the Fund of $10,000 made on December 2, 1992 through June 30, 2003, assuming reinvestment of all dividends and distributions.


                                  Value of
                                   $10,000               Cumulative
           June 30,              Investment               % Change
           --------              ----------              ----------


             1993                 $ 11,562                  15.62%
             1994                 $ 12,126                  21.26%
             1995                 $ 15,494                  54.94%
             1996                 $ 21,442                 114.42%
             1997                 $ 22,519                 125.19%
             1998                 $ 29,902                 199.02%
             1999                 $ 34,816                 248.16%
             2000                 $ 53,516                 435.16%
             2001                 $ 38,552                 285.52%
             2002                 $ 33,882                 238.82%
             2003                 $ 36,546                 265.46%


     Any average annual compounded rate of return (after taxes on distributions) will be calculated in accordance with the following formula:

                                   n
                             P(1+T)  = ATV
                                          D

       P   =  a hypothetical initial investment of $10,000

       T   =  average annual total return (after taxes on distributions)

       n   =  number of years

     ATV   =  ending value of a hypothetical $10,000 investment made at the
        D     beginning of the stated periods at the end of the stated periods after taxes on Fund distributions but not after taxes on redemptions.

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVD) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Fund's average annual compounded rates of return (after taxes on distributions) for each of the one year period ended June 30, 2003, the five year period ended June 30, 2003, and the ten year period ended June 30, 2003 were -7.86%, 3.20% and 9.64%, respectively.


     Any average annual compounded rate of return (after taxes on distributions and redemptions) will be calculated in accordance with the following formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

       P    =  a hypothetical initial investment of $10,000

       T    =  average annual total return (after taxes on distributions and redemptions)

       n    =  number of years

     ATV    =  ending value of a hypothetical $10,000 investment made at the
        DR     beginning of the stated periods at the end of the stated periods after taxes on Fund distributions and redemptions.

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVDR) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations as well as by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date in accordance with federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.


     The Fund's average annual compounded rates of return (after taxes on distributions) for each of the one year period ended June 30, 2003, the five year period ended June 30, 2003 and the ten year period ended June 30, 2003 were -5.11%, 3.04% and 9.16%, respectively,


     The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from December 2, 1992 to June 30, 1994 to keep the Fund's total fund operating expenses at or below 2.0%. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

     The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar, Inc. are independent fund ranking services that rank mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's Composite Index of 500 Stocks and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                                    CUSTODIAN

     U. S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                      TAXES

     The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.


     Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's net investment company taxable distributions.

     At June 30, 2003, the Fund had a federal income tax capital loss carryforward of $20,918,990 which expires in 2011. To the extent the Fund realizes future net capital gains, these gains will be offset by any unused capital loss carryforward it has.

     Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


     The Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.


     This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

     It is contemplated that the Fund will not hold an annual meeting of shareholders in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Fund's Trust Instrument and Bylaws also contain procedures for the removal of trustees by the Fund's shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares, remove any trustee or trustees.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

     The Fund's authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (the "Shares"). Shareholders are entitled: (i) to one vote per full Share; (ii) to such distributions as may be declared by the Fund's Trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees. As indicated above, the Fund does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the Investment Company Act of 1940.

     The Shares are redeemable and are transferable. All Shares issued and sold by the Fund will be fully paid and nonassessable. Fractional Shares entitle the holder of the same rights as whole Shares.

     Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares. In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series. In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one (1) vote. As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Fund in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Fund, the shareholders of each series would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to that series.

     The Fund's Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

     The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


                              INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, currently serves as the independent auditors for the Fund.


                        DESCRIPTION OF SECURITIES RATINGS

     The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

     Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     Moody's Bond Ratings.
     --------------------

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     PART C

                                OTHER INFORMATION


Item 23.       Exhibits

(a)(i)         Registrant's Certificate of Trust (1)

(a)(ii)        Registrant's Trust Instrument (1)


(a)(iii)       Amendment to Trust Instrument dated September 23, 2002 (3)

(a)(iv)        Amendment to Trust Instrument dated October 15, 2002 (3)


(b)            Registrant's Bylaws, as amended (1)

(c)            None

(d)            Investment Advisory Agreement (1)

(e)            None

(f)            None

(g) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.) (1)

(h)(i)(A)      Administrative Agreement with Fiduciary Management, Inc. (1)

(h)(i)(B)      Amendment to Administrative Agreement with Fiduciary Management,
               Inc.

(h)(ii) Transfer Agent Agreement with Firstar Trust Company (predecessor to U.S. Bancorp Fund Services, LLC) (1)

(i)            Opinion of Foley & Lardner, counsel for Registrant


(j)            Consent of Independent Auditors


(k)            None

(l)            Subscription Agreement (1)

(m)            None

(n)            None

(p)            Code of Ethics of Registrant and Registrant's investment adviser
               (2)

--------------------
(1) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on October 28, 1997 and its accession number is 0000897069-97-000422.
(2) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto, Post-Effective Amendment No. 9 was filed on October 20, 2000 and its accession number is 0000897069-00-000508.
(3) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement. Post-Effective Amendment No. 11 was filed on October 31, 2002 and its accession number is 0000897069-02-00835.

Item 24.  Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 25.  Indemnification

     Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Registrant's Trust Instrument, dated September 16, 1992, contains the following article, which is in full force and effect and has not been modified or canceled:

                                    ARTICLE X
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 10.1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

          Section 10.2 Indemnification

               (a)  Subject to the exceptions and limitations contained in
          Section 10.2(b) below:

                    (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                    (ii) the words "claim," "action," "suit," or "proceeding"
               shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

               (b)  No indemnification shall be provided hereunder to a Covered
          Person:

                    (i) who shall have been adjudicated by a court or body
               before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                    (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                         (A) by the court or other body approving the
                    settlement;

                         (B) by at least a majority of those Trustees who are
                    neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                         (C) by written opinion of independent legal counsel
                    based upon a review of readily available facts (as opposed to a full trial-type inquiry);

               provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

               (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable , shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

               (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this
          Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

     Section 10.3. Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters

     Registrant has no principal underwriters.

Item 28.  Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (3) and (7) of Rule 31a-1(b) will be maintained by Registrant's Custodian; and all other records will be maintained by Registrant's Administrator.

Item 29.  Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square and Commonwealth of Pennsylvania on the 23rd day of October, 2003.


                                   THE HENLOPEN FUND
                                     (Registrant)


                                   By:   /s/ Michael L. Hershey
                                         ---------------------------------------
                                         Michael L. Hershey,
                                         President and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             Name                           Title                     Date
             ----                           -----                     ----


/s/ Michael L. Hershey             Principal Executive,         October 23, 2003
------------------------------     Financial and Accounting
Michael L. Hershey                 Officer and Trustee

/s/ Robert J. Fahey, Jr.           Trustee                      October 22, 2003
------------------------------
Robert J. Fahey, Jr.

/s/ Stephen L. Hershey             Trustee                      October 23, 2003
------------------------------
Stephen L. Hershey, M.D.

/s/ John A. Krol                   Trustee                      October 23, 2003
------------------------------
John A. Krol

/s/ John H. Remer                  Trustee                      October 23, 2003
------------------------------
John H. Remer

                                  EXHIBIT INDEX

Exhibit No.                          Exhibit
-----------                          -------

(a)(i)         Registrant's Certificate of Trust*

(a)(ii)        Registrant's Trust Instrument*


(a)(iii)       Amendment to Trust Instrument dated September 23, 2002#

(a)(iv)        Amendment to Trust Instrument dated October 15, 2002#


(b)            Registrant's Bylaws, as Amended*

(c)            None

(d)            Investment Advisory Agreement*

(e)            None

(f)            None

(g) Custodian Agreement with Firstar Trust Company (Predecessor to U.S. Bank, N.A.)*

(h)(i)(A)      Administrative Agreement with Fiduciary Management, Inc.*

(h)(i)(B)      Amendment to Administrative Agreement with Fiduciary Management,
               Inc.

(h)(ii) Transfer Agent Agreement with Firstar Trust Company (Predecessor to U.S. Bancorp Fund Services, LLC)*

(i)            Opinion of Foley & Lardner, Counsel for Registrant


(j)            Consent of Independent Auditors


(k)            None

(l)            Subscription Agreement*

(m)            None

(n)            None

(p)            Code of Ethics of Registrant and Registrant's Investment Adviser*

-------------
* Incorporated by reference.